UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2023

IMPEL PHARMACEUTICALS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40353	26-3058238
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 ELLIOTT AVE. W, SUITE 260, Seattle, Washington	98119
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 206 568-1466

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	IMPL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On February 27, 2023, John Leaman gave notice of his resignation from his position as the Chief Financial and Business Officer and Secretary of Impel Pharmaceuticals Inc. (the “Company”) effective as of March 10, 2023 to pursue another opportunity. The Company has an ongoing search for a successor.

(c)

On March 2, 2023, Rajiv Amin, the Company’s current Vice President, Corporate Controller, was appointed to serve Vice President, Controller and Interim Chief Financial Officer, effective March 10, 2023. In this role, Mr. Amin has assumed the responsibilities of Principal Financial Officer and Principal Accounting Officer.

Mr. Amin has served as the Corporate Controller of the Company since 2021. Prior to joining the Company, Mr. Amin has served as a Senior Director of Financial Reporting & Tax at Kyowa Kirin Inc, a pharmaceutical and biotechnology company, in 2021. From 2019 to 2021, Mr. Amin served as a Controller Americas at Convatec PLC, a publicly traded global vertically integrated medical device company. From 2018 to 2019, he served as a Corporate Controller for Pernix Therapeutics Inc., a publicly traded branded and generic pharmaceuticals company. From 2013 to 2018, Mr. Amin held roles at Alvogen Group Inc. as a Senior Director of Financial Reporting and Technical Accounting and then as a US Controller. He is a Certified Public Accountant and holds an M.S. in Accounting from Babson College and a B.S. in Accounting from University of Scranton.

The Company expects to enter into its standard form of indemnification agreement with Mr. Amin, in substantially the form filed with the Securities and Exchange Commission (the “SEC”) as Exhibit 10.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and incorporated by reference herein.

In connection with Mr. Amin’s appointment as Vice President, Controller and Interim Chief Financial Officer, the Compensation Committee of the Board approved a salary increase for a total annual base salary equal to $310,000, effective from March 10, 2023.

There are no arrangements or understandings between Mr. Amin and any other persons, pursuant to which he was appointed as interim Chief Financial Officer, no family relationships among any of the Company’s directors or executive officers and Mr. Amin and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMPEL PHARMACEUTICALS INC.

Date: March 3, 2023	By:	/s/ Adrian Adams
Adrian Adams
Chief Executive Officer